Prospectus Supplement — December 19, 2012 to the Prospectuses, as supplemented, of the following funds:

Fund	Prospectuses Dated
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2012

Columbia Variable Portfolio – Short Duration U.S. Government Fund	May 1, 2012

The Funds’ Trustees have approved, subject to shareholder approval at a meeting to be held on February 27, 2013, certain changes to (1) the fundamental investment policy of Columbia Variable Portfolio – Seligman Global Technology Fund with respect to industry concentration, (2) the investment objective of Columbia Variable Portfolio – Short Duration U.S. Government Fund, changing it from fundamental to non-fundamental, and (3) the classification of Columbia Variable Portfolio – Seligman Global Technology Fund from a “diversified” fund to a “non-diversified” fund. Shareholders of record of each Fund at the close of business on November 27, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.

Proposed Change to Industry Concentration Policy. The Funds’ Trustees have approved, subject to shareholder approval, a change in Columbia Variable Portfolio – Seligman Global Technology Fund’s fundamental policy regarding concentration to provide that the Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries. Currently, the Fund has a fundamental investment policy that it will not concentrate in any one industry. Columbia Management determined that the Fund would be better able to pursue its investment objectives if it were to concentrate its investments in the technology and related group of industries.

Increasing the percentage of the Fund’s total assets that can be invested in the securities of issuers in the technology and related group of industries increases the risk that the Fund will be adversely affected by events impacting such industries. In addition, the Fund would be more significantly affected by events impacting the technology and related group of industries than would a Fund that was not so concentrated.

Proposed Changed to Investment Objective. The Funds’ Trustees have approved, subject to shareholder approval, a change in Columbia Variable Portfolio – Short Duration U.S. Government Fund’s investment objective from “fundamental” (i.e., one that cannot be changed without shareholder approval) to “non-fundamental” (i.e., can be changed by the Trustees without shareholder approval). Currently, the Fund’s investment objective is to seek a “high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.” The Trustees have approved, subject to approval of the proposal to make the Fund’s investment objective non-fundamental, making the Fund’s objective (the “New Objective”) to seek “current income as its primary objective and, as its secondary objective, preservation of capital.” Columbia Management believes the proposed investment objective is generally similar to the current investment objective, but will give the Fund greater investment flexibility. In connection with this proposal, the Trustees have approved (i) changing the Fund’s principal investment strategies to require the Fund to invest, under normal circumstances, at least 80% of its net assets in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, and (ii) changing the Fund’s benchmark from the Barclays U.S. 1-3 year Government Index to the Barclays U.S. Mortgage Backed Securities Index.

Proposed Change to Diversification Classification. The Funds’ Trustees have approved, subject to shareholder approval, a change in the classification of Columbia Variable Portfolio – Seligman Global Technology Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940. Currently, the Fund is classified as a “diversified” fund. This means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. By changing its classification to a “non-diversified” fund, the Fund would no longer be subject to these restrictions, but would continue to be subject to certain other diversification restrictions under the Internal Revenue Code of 1986.

If approved, the proposal would permit Columbia Management to invest more of the Fund’s assets in a smaller number of issuers. Columbia Management believes this increased investment flexibility may provide the Fund with more opportunities to enhance its performance. However, this increased investment flexibility may make the Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which the Fund invests because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly and is “diversified.”

Shareholders should retain this Supplement for future reference.

S-6466-191 A (12/12